EXHIBIT 99.8

The Novation Confirmation among the Counterparty, Citibank, N.A. and the Supplemental Interest Trustee

BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	March 29, 2007

TO:
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5

ATTENTION:	Trust Administration IN0705
TELEPHONE:	714-247-6000
FACSIMILE:	714-656-2626

TO:	Citibank, N.A., New York
ATTENTION:	Phil Sears
TELEPHONE:	212-723-1145
FACSIMILE:	212-723-8604

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

RE:	Novation Confirmation

REFERENCE NUMBER(S):	FXNEC9358, FXNEC9359, FXNEC9360, FXNEC9361

The purpose of this letter is to confirm the terms and conditions of the Novation Transactions entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.
The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or  (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.	The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	March 29, 2007
Novation Date:	March 29, 2007
Novated Amount:	For each Novation Transaction, as specified in the Annex attached hereto.
Transferor:	Citibank, N.A., New York
Transferee:	Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2007-A5
Remaining Party:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee and Remaining Party):	The Master Agreement as defined in the New Confirmation

Reference Number: FXNEC9358, FXNEC9359, FXNEC9360, FXNEC9361– Novation Confirmation
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest
Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust
2007-A5
March 29, 2007

3.	The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	For each Novation Transaction, as specified in the Annex attached hereto.
Effective Date of Old Transaction:	For each Novation Transaction, as specified in the Annex attached hereto.
Termination Date of Old Transaction:	For each Novation Transaction, as specified in the Annex attached hereto.

4.	The terms of the New Transactions to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

Full First Calculation Period:	Applicable

5.      Offices:

Transferor:	New York
Transferee:	Not Applicable
Remaining Party:	Not Applicable

 The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNEC9358, FXNEC9359, FXNEC9360, FXNEC9361– Novation Confirmation
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest
Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust
2007-A5
March 29, 2007

Bear Stearns Financial Products Inc. By: /s/ Annie Manevitz Name: Annie Manevitz Title: Authorized Signatory Date	Citibank, N.A., New York By: /s/ Frank A. Licciardello Name: Frank A. Licciardello Title: Authorized Signatory Date

Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5

By: /s/ Jennifer Hermansader
        Name: Jennifer Hermansader
        Title: Associate
        Date

am

Reference Number: FXNEC9358, FXNEC9359, FXNEC9360, FXNEC9361– Novation Confirmation
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest
Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust
2007-A5
March 29, 2007

Annex

Old Transactions Reference No.	Trade Date of Old Transactions	Effective Date of Old Transactions	Termination Date of Old Transactions	Novated Amount

FXNEC9358	March 26, 2007	March 29, 2007	April 25, 2009	USD 10,000,000

FXNEC9359	March 26, 2007	March 29, 2007	April 25, 2011	USD 50,000,000

FXNEC9360	March 26, 2007	March 29, 2007	October 25, 2015	USD 14,235,000

FXNEC9361	March 26, 2007	March 29, 2007	October 25, 2015	USD 88,483,000